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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                              _________________

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                     Date of Report:  September 1, 1996
                     (Date of earliest event reported)

                              _________________

                      WINTRUST FINANCIAL CORPORATION
                  (Exact name of Registrant as specified in
                          its governing instruments)

                                  Illinois
                (State or other jurisdiction of organization)


       333-4645*                             36-3873352
(Commission File Number)      (I.R.S.  Employer Identification No.)


                             727 North Bank Lane
                            Lake Forest, Illinois
                   (Address of principal executive office)

                                 60045-1951
                                 (Zip Code)

                                847/234-2882
            (Registrant's telephone number, including area code)

                                     N/A
          (Former name or former address, if changed since last report)

_______________________
     * Registrant became subject to requirements to file periodic reports under the Securities and Exchange Act of 1934 as a result of the registration of its securities on Form S-4 which registration statement became effective on July 30, 1996 (Registration No. 333-4645).

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS
- -----------------------------------------------

     On September 1, 1996, Wintrust Financial Corporation (the "Registrant") completed its reorganization pursuant to a definitive reorganization agreement dated as of May 28, 1996. As a result of the reorganization,
Lake Forest Bancorp, Inc. ("Lake Forest"), Hinsdale Bancorp, Inc. ("Hinsdale"), Libertyville Bancorp, Inc. ("Libertyville") and Crabtree Capital Corporation ("Crabtree") were merged with newly formed merger subsidiaries of North Shore Community Bancorp, Inc. ("North Shore") such that North Shore, with the new articles and by-laws provided for in the reorganization agreement and the name changed to Wintrust Financial Corporation as of September 1, 1996, became the parent holding company of each of the separate businesses. The shareholders of each of the
companies will exchange their shares for Wintrust Common Stock.   The
transaction is being accounted for using the pooling-of-interests method of accounting.

     Under the terms of the reorganization agreement, each issued and outstanding share of North Shore common stock has been converted into the right to receive 5.16180 shares of Registrant's common stock; each issued and outstanding share of Lake Forest common stock has been converted into the right to receive 9.67334 shares of Registrant's common stock; each issued and outstanding share of Hinsdale common stock has been converted into the right to receive 6.03398 shares of Registrant's common stock; each issued and outstanding share of Libertyville common stock has been converted into the right to receive 4.02578 shares of Registrant's common stock; and each issued and outstanding share of Crabtree has been converted into the right to receive 1.18332 shares of Registrant's common stock. Cash will be paid by Registrant in lieu of issuing fractional shares.

     Information regarding the manner of determining the amount of consideration and certain relationships between affiliates of the companies is set forth under "BACKGROUND OF THE REORGANIZATION" and "TERMS OF THE REORGANIZATION - Interests of Certain Persons in the Reorganization; Conflicts of Interests" and " - Material Arrangements Between the Companies; Certain Transactions with Management" of Registrant's Form S-4 Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996, which sections are incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
- ---------------------------------------------------------------------------

     a.  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The following financial statements of North Shore Community Bancorp, Inc., Lake Forest Bancorp, Inc., Hinsdale Bancorp, Inc., Libertyville Bancorp, Inc. and Crabtree Capital Corporation are incorporated herein by reference to pages F-1 through F-94 of Registrant's Form S-4 Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996:

NORTH SHORE COMMUNITY BANCORP, INC., AND SUBSIDIARIES

     Independent Auditors' Report

     Consolidated Statements of Condition as of December 31, 1995 and 1994

     Consolidated Statements of Operations for the year and period ended December 31, 1995 and 1994, respectively

     Consolidated Statements of Changes in Shareholders' Equity for the year and period ended December 31, 1995 and 1994, respectively

     Consolidated Statements of Cash Flows for the year and period ended December 31, 1995 and 1994, respectively

     Notes to the Consolidated Financial Statements

LAKE FOREST BANCORP, INC. AND SUBSIDIARIES

     Independent Auditors' Report

     Consolidated Statements of Condition as of December 31, 1995 and 1994

     Consolidated Statements of Operations for the years ended December 31, 1995, 1994, and 1993

     Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1995, 1994, and 1993

     Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994, and 1993

     Notes to Consolidated Financial Statements

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HINSDALE BANCORP, INC. AND SUBSIDIARIES

     Independent Auditors' Report

     Consolidated Statements of Condition as of December 31, 1995 and 1994

     Consolidated Statements of Operations for the years ended December 31, 1995 and 1994, and for the period ended December 31, 1993

     Consolidated Statements of Changes in Stockholders' Equity and for the years ended December 31, 1995 and 1994, and for the period ended December 31, 1993

     Consolidated Statements of Cash Flows for the years ended December 31, 1995 and 1994, and for the period ended December 31, 1993

     Notes to Consolidated Financial Statements

LIBERTYVILLE BANCORP, INC. AND SUBSIDIARIES

     Independent Auditors' Report

     Consolidated Statement of Condition as of December 31, 1995

     Consolidated Statement of Operations for the period ended
     December 31, 1995

     Consolidated Statement of Changes in Stockholders' Equity for the period ended December 31, 1995

     Consolidated Statement of Cash Flows for the period ended
     December 31, 1995

     Notes to Consolidated Financial Statements

CRABTREE CAPITAL CORPORATION AND SUBSIDIARIES

     Report of Independent Public Accountants

     Consolidated Balance Sheets as of December 31, 1995 and 1994

     Consolidated Statements of Income for the years ended December 31, 1995, 1994, and 1993

     Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1994, and 1993

     Consolidated Statements of Cash Flows for the years ended
     December 31, 1995, 1994, and 1993

     Notes to Consolidated Financial Statements

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     The interim financial information required by this item for the period ended June 30, 1996 for each of the companies was not available at the time of filing this Current Report on Form 8-K. The interim financial information for the period ended June 30, 1996 for each of the companies will be filed under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the required filing date of this Current Report on Form 8-K.

b.   PRO FORMA FINANCIAL INFORMATION

     The following pro forma financial information is incorporated herein by reference to pages 64-66 and 70 of Registrant's Form S-4 Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996:

     Pro Forma Condensed Combined Statement of Operations (unaudited) for the years ended December 31, 1995, 1994 and 1993

     Note 3 to the Pro Forma Condensed Combined Financial Information
     (Unaudited)

     The pro forma financial information required by this item for the period ended June 30, 1996 was not available at the time of filing this Current Report on Form 8-K. Pro forma financial information will be filed under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the required filing date of this Current Report on Form 8-K.

c.   EXHIBITS

     2.1 Amended and Restated Agreement and Plan of Reorganization among North Shore Community Bancorp, Inc., Lake Forest Bancorp II, Hinsdale Bancorp II, Libertyville Bancorp II, Crabtree Capital Corporation II and Lake Forest Bancorp, Inc., Hinsdale Bancorp, Inc., Libertyville Bancorp, Inc. and Crabtree Capital Corporation, dated as of May 28, 1996 (incorporated by reference to Appendix A to Registrant's Form S-4 Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996)

     23.1   Consents of KPMG Peat Marwick LLP

     23.2   Consent of Arthur Andersen LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Wintrust Financial Corporation


                                   By:/s/ DAVID A. DYKSTRA
                                      ----------------------------
                                         David A. Dykstra,
                                         Chief Financial Officer

Dated:  September 13, 1996

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                                   EXHIBIT INDEX

Exhibit 2.1 Amended and Restated Agreement and Plan of Reorganization among North Shore Community Bancorp, Inc., Lake
                Forest Bancorp II, Hinsdale Bancorp II, Libertyville Bancorp II, Crabtree Capital Corporation II and
                Lake Forest Bancorp, Inc., Hinsdale Bancorp, Inc., Libertyville Bancorp, Inc. and Crabtree Capital
                Corporation, dated as of May 28, 1996 (incorporated by reference to Appendix A to Registrant's Form S-4
                Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996)

Exhibit 23.1    Consents of KPMG Peat Marwick LLP

Exhibit 23.2    Consent of Arthur Andersen LLP

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